Summary Prospectus dated March 1, 2011
as revised December 1, 2011

Eaton Vance High Income Opportunities Fund
Class /Ticker      A / ETHIX      B / EVHIX      C / ECHIX      I / EIHIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objectives

The Fund’s primary investment objective is to provide a high level of current income. The Fund seeks growth of capital as a secondary investment objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of the Fund’s Prospectus and page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I

Management Fees	0.58%	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.79%	0.79%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$576	$790	$1,022	$1,686	$576	$790	$1,022	$1,686
Class B shares	$682	$963	$1,170	$1,908	$182	$563	$ 970	$1,908
Class C shares	$282	$563	$ 970	$2,105	$182	$563	$ 970	$2,105
Class I shares	$81	$252	$ 439	$978	$81	$252	$ 439	$ 978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in fixed-income securities, including preferred stocks (many of which have fixed maturities), senior and subordinated floating rate loans and convertible securities. The Fund invests primarily in high yield, high risk corporate bonds (commonly referred to as “junk bonds”). The Fund invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly-leveraged transactions. The Fund normally invests primarily in bonds rated in the lowest investment grade category or below by Moody’s Investors Service, Inc. ("Moody’s") or BBB and below by Standard & Poor’s Ratings Group ("S&P") and in comparable unrated bonds. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. The Fund may invest up to 15% of its total assets in convertible securities. The Fund may also purchase securities that make “in-kind“ interest payments, bonds not paying current income and bonds that do not make regular interest payments. The Fund may invest up to 25% of its total assets in foreign and emerging market securities, which are predominantly U.S. dollar denominated and up to 5% of its total assets in non-U.S. dollar denominated investments. With respect to non-U.S. dollar denominated securities, the Fund may hedge currency fluctuations by entering into forward foreign currency exchange contracts. Under normal circumstances, the Fund will generally hold well in excess of 100 securities, which may help reduce investment risk. The Fund may invest up to 15% of its total assets in equity securities and up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies. The Fund will utilize short sales and repurchase agreements.

The Fund may engage in derivative transactions. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices, currencies and other instruments, interest rate, credit default, inflation and total return swaps, forward rate contracts and credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to seek to shorten the average interest rate re-set time of its holdings. It is anticipated that the Fund may have net economic leverage of up to 20% through the use of credit default swaps. High Income Opportunities Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

The Fund’s investments are actively managed and securities may be bought and sold on a daily basis. The investment adviser’s staff monitors the credit quality of securities held by the Fund and other securities available to the Fund. Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio managers attempt to improve yield and preserve and enhance principal value through timely trading. The portfolio managers also consider the relative value of securities in the marketplace in making investment decisions.

The Fund currently invests its assets in High Income Opportunities Portfolio (the "Portfolio"), a separate registered investment company with the same investment objectives and policies as the Fund.

Principal Risks

Risk of Lower Rated Investments. Investments rated below investment grade (i.e., bonds rated lower than Baa by Moody’s and lower than BBB by S&P) and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Fixed Income and Convertible Security Risk. The Fund’s shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. Fixed-income securities rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Eaton Vance High Income Opportunities Fund	2	Summary Prospectus dated March 1, 2011 as revised December 1, 2011

Credit Risk. Income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Risks of Deep Discount Bonds. Deep Discount Bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on these investments and is required to distribute its income each year. The Fund may be required to sell securities to obtain cash needed for income distributions. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Bonds that make "in-kind" interest payments, as well as bonds that do not pay income currently or do not make regular interest payments, may experience greater volatility in response to interest rate changes.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Borrowing Risk. Borrowing to increase investments may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940 and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Interest Rate Risk. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities including political and economic risks. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Risk of Senior Loans. Risks of investments in Senior Loans are similar to the risks of lower rated securities, although interest rate risk may be reduced because Senior Loan rates generally are adjusted for changes in short-term interest rates. Junior Loans are subject to the same general risks. Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.

Eaton Vance High Income Opportunities Fund	3	Summary Prospectus dated March 1, 2011 as revised December 1, 2011

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Risks of Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objectives. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objectives. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objectives. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2010, the highest quarterly total return for Class B was 26.11% for the quarter ended June 30, 2009, and the lowest quarterly return was –29.22% for the quarter ended December 31, 2008. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 6.41%, for Class B shares was 6.03%, for Class C shares was 6.00% and for Class I shares was 6.93%. For current yield information call 1-800-262-1122.

Eaton Vance High Income Opportunities Fund	4	Summary Prospectus dated March 1, 2011 as revised December 1, 2011

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	10.27%	5.39%	6.51%
Class B Return Before Taxes	10.04%	5.40%	6.56%
Class B Return After Taxes on Distributions	6.91%	2.27%	3.31%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	6.39%	2.68%	3.55%
Class C Return Before Taxes	14.07%	5.63%	6.53%
Class I Return Before Taxes	16.43%	6.56%	7.08%
BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	15.19%	8.82%	8.60%
BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	15.07%	8.83%	8.76%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class A performance shown above for the period prior to March 11, 2004 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in the expenses of the classes) and the Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any other differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for BofA Merrill Lynch U.S. High Yield Index and BofA Merrill Lynch U.S. High Yield Constrained Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Managers

Michael Weilheimer, Vice President of BMR, has managed or co-managed the Portfolio since 1996.

Thomas Huggins, Vice President of BMR, has co-managed the Portfolio since 2000.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class B and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4339 - 12/11 HIOSP		© 2011 Eaton Vance Management

Eaton Vance High Income Opportunities Fund	5	Summary Prospectus dated March 1, 2011 as revised December 1, 2011